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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): October 15, 2001

                              Dime Bancorp, Inc.
              (Exact Name of Registrant as Specified in Charter)


Delaware                         001-13094                       11-3197414
(State or Other Jurisdiction     (Commission                   (IRS Employer
of Incorporation)                File Number)                Identification No.)

                 589 Fifth Avenue, New York, New York       10017
              (Address of Principal Executive Offices)    (Zip Code)


      Registrant's telephone number, including area code: (212) 326-6170


                                 Not Applicable
        (Former Name or Former Address, if changed since last Report)




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Item 5.  Other Events.

            On October 15, 2001, Dime Bancorp, Inc. (the "Registrant") issued a press release announcing its preliminary financial results for the third quarter of 2001. The press release has been filed as an exhibit to this Current Report and is incorporated by reference herein.


Item 7.     Financial Statements, Pro Forma
            Financial Information and Exhibits.

            The following exhibit is attached to this Current Report.

            99.1 - Press Release, dated October 15, 2001, issued by the Registrant.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    DIME BANCORP, INC.



                                    By:        /s/ James E. Kelly
                                               ---------------------------------
                                               James E. Kelly
                                               Executive Vice President and
                                               General Counsel



Date: October 15, 2001

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                                  EXHIBIT INDEX

Exhibit                                 Item
-------                                 ----
 99.1             Press Release, dated October 15, 2001 issued by Dime
                  Bancorp, Inc.